[LOGO]                                                              EXHIBIT 10.5


                                PROMISSORY NOTE

---------------------------------------------------------------------------------------------------------------------
  Principal      Loan Date       Maturity      Loan No.      Call    Collateral     Account      Officer      Initials
$1,250,000.00    05-19-1999     11-19-2002     721000060                            622601         261
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
Borrower:    MOTIVE COMMUNICATIONS, INC., A DELAWARE         Lender:     Imperial Bank
             CORPORATION                                                 Emerging Growth Industries Group-
             9211 WATERFORD CENTRE BLVD., STE. 100                       Southwest Regional Office
             AUSTIN, TX 78758                                            226 Airport Parkway
                                                                         San Jose, CA  95110-1024
=====================================================================================================================

Principal Amount: $1,250,000.00  Initial Rate: 7.750% Date of Note: May 19, 1999

PROMISE TO PAY. MOTIVE COMMUNICATIONS, INC., A DELAWARE CORPORATION ("Borrower") promises to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Two Hundred Fifty Thousand & 00/100 Dollars ($1,250,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

         Advances under the Note shall be available through May 19, 2000 ("Draw Period"). During the draw period, interest only shall be due monthly beginning June 19, 1999. On May 19, 2000, the outstanding principal balance of the advances under the Note shall be payable in 30 equal monthly payments of principal based on an amortization period of 30 months. Accrued interest shall be payable monthly beginning June 19, 2000. All principal and accrued but unpaid interest shall in any event be due and payable on or before November 19, 2002. A maximum of $100,000 will be available for software purchases.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The index currently is 7.760%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the index resulting in an initial rate of 7.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity. Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 5.000 percentage points over the index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here SH) This Note shall be governed by and
                                          --
construed in accordance with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: SCOTT HARMON, PRESIDENT & CEO; PAT MOTOLA, VP, BUS, DEV. & CFO; and SCOTT ABEL, VP, ON LINE SERVICES. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note

05-19-1999                                                                Page 2

                                PROMISSORY NOTE
                                  (Continued)
================================================================================
or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CREDIT TERMS AND CONDITIONS AGREEMENT. This Note is subject to the provisions of the Credit Terms and Conditions Agreement dated June 5, 1998 and all amendments thereto and replacements therefor.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. Ail such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MOTIVE COMMUNICATIONS, INC., A DELAWARE CORPORATION

By: /s/ Scott Harmon
   ----------------------------------
   SCOTT HARMON, PRESIDENT & CEO

================================================================================

                            SIGNATURE AUTHORIZATION

               =================================================================================================
Borrower:      MOTIVE COMMUNICATIONS, INC., A DELAWARE             Lender:      Imperial Bank
               CORPORATION                                                      Emerging Growth Industries Group-
               9211 WATERFORD CENTRE BLVD., STE. 100                            Southwest Regional Office
               AUSTIN, TX 78759                                                 226 Airport Parkway
                                                                                San Jose, CA 95110-1024
               =================================================================================================

This SIGNATURE AUTHORIZATION is attached to and by this reference is made a part of each Borrowing Resolution, dated May 19, 1999, and executed in connection with a loan or other financial accommodations between Imperial Bank and MOTIVE COMMUNICATIONS, INC., A DELAWARE CORPORATION.

The individuals named below, any one acting alone, are hereby authorized and appointed for and on behalf of Borrower from time to time to do any of the following:

(1) To request advances of credit under the Agreement and to effect repayment of any credit outstanding under the Agreement;

(2) To execute and deliver assignments, borrowing certificates, instruments, schedules, reports, invoices, bills, shipping documents and such other documents or certificates as may be necessary or appropriate under the Agreement or any other agreement or instrument relating thereto or delivered in connection therewith;

(3) To transfer and endorse to Bank in payment of Borrower's obligations to Bank any checks, drafts, notes or other instruments payable to Borrower; and

(4) To do or perform any and all other acts or matters in any way relating to any or all of the foregoing.

The undersigned individuals each further certifies that the specimen signatures below are the genuine signatures of the individuals designated herein and that their signatures shall be binding on Borrower until Bank receives written notice of termination of the authority of any such designated individuals.

Signature: /s/ Scott L. Harmon
          ------------------------------

Name: Scott L. Harmon
     -----------------------------------

Signature: /s/ Pat Motola
          ------------------------------

Name: Pat Motola
     -----------------------------------

Signature: /s/ Scott Abel
          ------------------------------

Name: Scott Abel
     -----------------------------------

Signature:
          ------------------------------

Name:
     -----------------------------------


THIS SIGNATURE AUTHORIZATION IS EXECUTED ON MAY 19, 1999.

BORROWER:

MOTIVE COMMUNICATIONS, INC., A DELAWARE CORPORATION

By: /s/ Scott Harmon
   -------------------------------------
   Scott Harmon, President & CEO

LENDER:

Imperial Bank

By:
   -------------------------------------
   Authorized Officer

[LOGO]

                                                 PROMISSORY NOTE
---------------------------------------------------------------------------------------------------------------------
  Principal    Loan Date       Maturity      Loan No.      Call    Collateral     Account      Officer      Initials
$2,500,000.00  05-19-1999     05-17-2000     721000060                            622601         261
---------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------------------
BORROWER:   MOTIVE COMMUNICATIONS, INC., A DELAWARE              Lender:    Imperial Bank
            CORPORATION                                                     Emerging Growth Industries Group-
            9211 WATERFORD CENTRE BLVD., STE. 100                           Southwest Regional Office
            AUSTIN, TX 78759                                                226 Airport Parkway
                                                                            San Jose, CA 95110-1024
=====================================================================================================================

Principal Amount: $2,500,000.00  Initial Rate: 7.750% Date of Note: May 19, 1999

PROMISE TO PAY. MOTIVE COMMUNICATIONS, INC., A DELAWARE CORPORATION ("Borrower") promises to pay to Imperial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million Five Hundred Thousand & 00/100 Dollars ($2,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of, each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on May 17, 2000. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning June 19, 1999, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 7.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 7.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and If Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and there-after continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable Interest rate on this Note to 5.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here SH) This Note shall be governed by
                                          --
and construed in accordance with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: SCOTT HARMON, PRESIDENT & CEO; PAT MOTOLA, VP, BUS. DEV. & CFO; and SCOTT ABEL, VP, ON LINE SERVICES. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CREDIT TERMS AND CONDITIONS AGREEMENT. This Note is subject to the provisions of the Credit Terms and Conditions Agreement dated June 6, 1998 and all amendments thereto and replacements therefor.

05-19-1999                      PROMISSORY NOTE                           Page 2
                                  (Continued)
================================================================================
GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly slated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO, SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MOTIVE COMMUNICATIONS, INC., A DELAWARE CORPORATION


By: /s/ Scott Harmon
   -----------------------------------
   SCOTT HARMON, PRESIDENT & CEO

================================================================================

                                                                    June 5, 1998


Imperial Bank                             Borrower:  Motive Communications, Inc.
Member FDIC


226 Airport Parkway
San Jose, CA 95110

Subject: Amended and Restated Credit Terms and Conditions ("Agreement")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.   Borrower represents and warrants that:
     1. Existence and Rights.
           Borrower is a Delaware corporation.

Borrower is duly organized and existing and in good standing under the laws of the State of Delaware and is authorized and in good standing to do business in the State of Texas. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity.

     2. Agreement Authorized. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority, are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

     3. No Conflict. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

     4. Litigation. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     5. Financial Condition. The balance sheet of Borrower as of March 1998 and the related profit and loss statement for the period ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

     6. Title to Assets. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.

     7. Tax Status. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for negotiation of profits.

     8. Trademarks, Patents. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

     9. Regulation U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

     1. Rights and Facilities. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair, conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

     2. Insurance. Maintain public liability, property damage and workers' compensation insurance and insurance, on all its insurable property against fire and other hazards with responsible insurance: carriers to the extent usually maintained by similar businesses.

     3. Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and

(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

     4. Records and Reports. Maintain a standard and modem system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times upon reasonable notice; and furnish you:

(a) As soon as available, and in any event within 25 days attar the close or each month of each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year end audit adjustments;

(b) As soon as available, compiled annual financial statements within 30 days after fiscal year end for December 31, 1998 Thereafter, audited FYE statements due within 90 days after the close of each fiscal year of Borrower, a report of annual statements of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of accountants satisfactory to you.


(d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

(e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor, and

(f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

(c) Within 25 days after the close of each month of each fiscal year of Borrower, a certificate by chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof;

(g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

   1. Transactions Outside Ordinary Course. Enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Bank of any such stock sale, and except for joint ventures, strategic alliances, licensing and similar arrangements customary in Borrower's industry for business similarly situated to Borrower and which do not require Borrower to assume or otherwise become liable for the obligations of any third party not directly related to or arising out of such arrangement, or require Borrower to transfer ownership of assets to such joint venture or other entity.

   2. Sell or Transfer of Collateral. Sell or transfer any collateral in which Bank has been granted a security interest by Borrower.

   3. Dividends. Pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower).

   4. Acquire Borrower's Stock. Redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of Borrower's then issued stock from Borrower's employees or directors or service providers pursuant to written agreements with Borrower under which Borrower has the option to repurchase such stock at cost upon the occurrence of certain events such as the termination of employment.

D. The occurrence of any one of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived.

   1. Failure to Pay. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to you for a period of two (2) days after its due date.

   2. Breach of Covenant. Failure of Borrower to perform any other term or condition of this Agreement or any other agreement or document executed by Borrower in favor of Bank binding upon Borrower for a period of ten (10) days after notice from Bank.

   3. Breach of Warranty. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect for a period of ten (10) days after notice from Bank.

   4. Insolvency; Receiver or Trustee. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it cc for a substantial part of its property or business.

   5. Judgments, Attachments. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

   6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E. Miscellaneous Provisions.

   1. Failure or Indulgence Not Waiver. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of,

The Commitment Letter dated May 14, 1998, is attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the Letter, the terms in the Letter shall take precedence.



MOTIVE COMMUNICATIONS, INC.

By: /s/ Scott L. Harmon
    -------------------------------
       (Authorized Signature)

By: Scott L. Harmon
    -------------------------------
       (Print Name)

By: President & CEO
    -------------------------------
       (Title)

      First Amendment to Amended and Restated Credit Terms and Conditions
                            and Attachment Thereto

         This First Amendment ("Amendment") amends that certain Amended and Restated Credit Terms and Conditions dated June 5, 1998 ("Credit Terms and Conditions"), by and between Imperial Bank ("Bank") and Motive Communications, Inc. ("Borrower") and the Commitment Letter attached thereto dated May 14, 1998 (the "Commitment Letter"), (collectively herein the Credit Terms and Conditions and the Commitment Letter are referred to as the "Agreement") as follows:

1.       The following Paragraph A. l0 is added to the Credit Terms and
         Conditions:

         "10. Borrower and its subsidiaries have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a Material Adverse Effect upon its financial condition, operations or business as now conducted. "Year 2000
         Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any dates on or after December 31, 1999."

2.       The following Paragraph B.5 is added to the Credit Terms and
         Conditions:

         "5. YEAR 2000 COMPLIANCE. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require."

3.       The following Sections F, G and H are hereby added to the Agreement:

         "F. Applicable Law. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California.

G. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BANK AND THE BORROWER EACH HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BANK OR THE BORROWER IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE

H. Judicial Reference (a) Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this document ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP (S)170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP (S)644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

         (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

         (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

         (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, (S)1280 through
     (S)1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

4 The last paragraph of the Credit Terms and Conditions is hereby amended in full to read as follows:

         "The Commitment Letter dated, April 29, 1999 as may be amended or replaced, (the "Letter") is attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the term of the Letter the terms in the Letter shall take precedence."

5. Except as provided above, the Agreement remains unchanged and in full force and effect.

6. This Amendment is effective as of May 19, 1999 and the parties hereby confirm that the Agreement as amended is in full force and effect.

Motive Communications, Inc.


By: /s/ Scott L. Harmon
    ---------------------------

Name:  Scott L. Harmon
      -------------------------

Title: President & CEO
       ------------------------



Imperial Bank

By:____________________________

Name:__________________________

Title:_________________________

                                  Exhibit A-E

Pursuant to Item 601(b) (2) of Regulation S-K, this exhibit has been omitted. Such exhibit will be submitted to the Securities and Exchange Commission upon request.